UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Global Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GLOBAL INCOME TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

April 12, 2012

To Our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Global Income Trust, Inc. (the “Company”) on June 20, 2012, at 10:00 a.m. Eastern Time, at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”). The Company’s board of directors (the “Board”) and executive officers look forward to greeting you personally. Enclosed for your review are the proxy card, proxy statement, with notice setting forth the business to come before the Annual Meeting, and the Company’s 2011 annual report.

In the accompanying proxy statement, the Board is requesting that you consider the re-election of five directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm. The Board unanimously recommends that you vote “FOR ALL” to re-elect each of the nominated directors and “FOR” the ratification of the appointment of the independent registered certified public accounting firm.

Your vote is critical. Regardless of the number of shares you own in the Company, it is very important that your shares be represented. This year, you may authorize your proxy by Internet or telephone or vote by mailing your completed proxy card. Please vote today. Voting will ensure your representation at the Annual Meeting if you choose not to attend in person. Thank you for your attention to this matter.

Sincerely,

James M. Seneff, Jr.

Chairman of the Board

Robert A. Bourne

Chief Executive Officer

GLOBAL INCOME TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Annual Meeting to be held June 20, 2012

To Our Stockholders:

Notice is hereby given that the 2012 annual meeting of stockholders of Global Income Trust, Inc., a Maryland corporation (the “Company”), will be held at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 on June 20, 2012, at 10:00 a.m. Eastern Time (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”), for the following purposes:

1.	To elect five directors of the Company for terms expiring at the 2013 annual meeting of stockholders;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2012; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Company’s board of directors does not know of any matters that may be voted upon at the Annual Meeting other than the matters set forth in the first two items listed above.

Only stockholders of record at the close of business on March 29, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders are cordially invited to attend the Annual Meeting in person. All stockholders, whether or not they plan to attend the Annual Meeting, are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. You may also authorize your proxy by Internet or telephone by following the instructions on the proxy card. It is important that your shares be voted. By voting promptly, you can help the Company avoid additional expenses to ensure that a quorum is met so the Annual Meeting can be held. If you decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

Holly J. Greer

Secretary

April 12, 2012

Orlando, Florida

ii

PROXY STATEMENT

iii

GLOBAL INCOME TRUST, INC.

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(800) 522-3863

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished by the board of directors (the “Board”) of Global Income Trust, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of proxies to be voted at the annual meeting of stockholders to be held at 10:00 a.m. Eastern Time on June 20, 2012 at the Company’s offices located at CNL Center at City Commons, 450 South Orange Avenue, 12th Floor, Orlando, Florida 32801 (such meeting, and any adjournment or postponement thereof, the “Annual Meeting”), for the purposes set forth in the accompanying notice of such meeting. Only stockholders of record at the close of business on March 29, 2012 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. This proxy statement, proxy card, notice setting forth matters upon which stockholders are entitled to vote, and the 2011 annual report are first being mailed to stockholders on April 12, 2012.

As of March 29, 2012, there were 4,036,197 shares of common stock of the Company outstanding and entitled to vote. As of the Record Date, officers and directors of the Company had the power to vote, as determined by the rules of the U.S. Securities and Exchange Commission (the “Commission”), less than one percent of the outstanding shares of common stock.

Proxy and Voting Procedures

Your vote is important. You can save the Company the expense of a second mailing by voting promptly.

A proxy card is enclosed for your use. Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. Voting by proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

All proxies that have been properly authorized and not revoked will be voted at the Annual Meeting. If you submit a proxy but do not indicate any voting instructions, the shares represented by that proxy will be voted (i) FOR ALL to elect the five nominees named herein and (ii) FOR ratification of the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2012. With respect to any other business that may properly come before the stockholders for any vote at the Annual Meeting, your shares will be voted in the discretion of the proxy holder.

Required Vote

Each share of common stock outstanding on the Record Date is entitled to one vote on all matters coming before the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. The presence, in person or by proxy, of the holders of 50 percent of the outstanding shares of common stock entitled to vote at the Annual Meeting constitutes a quorum. A stockholder may withhold his or her vote in the election of directors or may abstain with respect to each other item submitted for stockholder approval. Withheld votes and abstentions will be counted as present and entitled to vote for purposes of determining the existence of a quorum, but will not be counted as votes cast.

A majority of the votes represented in person or by proxy at the Annual Meeting is required for the election of each director, provided a quorum is present. Withheld votes and abstentions will have the effect of a vote against each nominee for director.

If sufficient votes for approval of any of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company intends to postpone or adjourn the Annual Meeting in order to solicit additional votes with respect to that matter. The form of proxy the Company is soliciting requests authority for the proxies, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, the Company will vote any proxies received in the same manner described in this proxy statement with respect to the original meeting.

Proxy Authorization by Internet or Telephone

Stockholders of record who live in the United States may authorize proxies by following the “Vote by Phone” instructions on their proxy cards. Stockholders of record with Internet access also may authorize proxies by following the “Vote by Internet” instructions on their proxy cards. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If you have questions about authorizing your proxy by telephone or Internet, call Broadridge Investor Communications Solutions, Inc., the Company’s proxy solicitor (“Broadridge”), toll free at 1-877-257-9946.

Please refer to the enclosed proxy card for instructions on how to submit your vote. If you choose not to authorize a proxy by telephone or by Internet, please complete, sign and return the paper proxy card in the pre-addressed, postage-paid envelope provided with this Proxy Statement.

Revocation of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is being revoked, (2) by presentation at the Annual Meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the Annual Meeting and voting in person.

Solicitation Expenses

In addition to solicitation of proxies by mail and telephone by the Company’s proxy solicitor, directors and officers of the Company and certain employees of CNL Capital Markets Corp. and CNL Securities Corp., affiliates of CNL Global Income Advisors, LLC, the Company’s advisor (“CNL Global Income Advisors” or the “Advisor”), also may solicit proxies by telephone, e-mail, facsimile or other electronic means or in person, without additional remuneration. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. The Company has engaged Broadridge to aid in the solicitation of proxies. Broadridge will charge the Company a flat fee of $2,000 and for reimbursement of reasonable out-of-pocket expenses.

Notice of Internet Availability of Proxy Materials

In accordance with the Commission’s rules and regulations, in addition to mailing printed copies of proxy materials to stockholders, the Company is also providing access to these materials via the Internet. As more fully described on the proxy card, stockholders may access and review the Company’s proxy materials, authorize their proxies and/or elect to receive next year’s proxy materials electronically via the web address provided below.

The Proxy Statement and the 2011 Annual Report to

Shareholders are available at www.proxyvote.com.

Where to Obtain More Information

The mailing address of the principal executive offices of the Company is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801. Notices of revocation of proxies should be sent to the attention of the Company’s Secretary, Holly J. Greer, at this address.

The Company makes available free of charge on its website www.incometrust.com the Company’s Annual Report on Form 10-K, as well as all other filings as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the Commission.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 that was filed with the Commission will be furnished without the accompanying exhibits to stockholders without charge upon written request sent to the Company’s Secretary, Holly J. Greer, at the Company’s offices. Each such request must set forth a good faith representation that as of March 29, 2012, the person making the request was the beneficial owner of common stock entitled to vote at the Annual Meeting. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

A copy of the Company’s Annual Report to shareholders for the year ended December 31, 2011, accompanies this proxy statement.

PROPOSAL I

ELECTION OF DIRECTORS

Nominees for Election to the Board of Directors

The persons named below have been nominated by the Board for election as directors to serve until the 2013 annual meeting of stockholders or until their successors have been elected and qualify. Messrs. Seneff and Banks have been directors since the Company’s inception in March 2009. The remaining independent directors have served since November 2009. Set forth below is each nominee’s name, age, principal occupation or employment during the periods indicated, and other biographical information.

In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote for the election of such other person in the place of such nominee(s) for the office of director as the Board may recommend. A majority of all of the votes represented in person or by proxy at the Annual Meeting is required for the election of directors.

A majority of the Company’s directors are required to be independent, as that term is defined in the Company’s articles of incorporation and as set forth below under “Board Independence.” Messrs. Benham, Dietz and LaMontagne are independent directors (the “Independent Directors”).

The Company’s officers and directors that own shares of common stock have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees.

The Board unanimously recommends a vote “FOR ALL” to elect each of the following nominees to the Board:

James M. Seneff, Jr.

Matthew S. Banks

Douglas N. Benham

James P. Dietz

Stephen J. LaMontagne

Directors and Executive Officers as of April 12, 2012.

Name	Age(1)	Position
James M. Seneff, Jr.	65	Chairman of the Board and Director
Matthew S. Banks	50	Director
Douglas N. Benham	55	Independent Director
James P. Dietz	47	Independent Director
Stephen J. LaMontagne	50	Independent Director
Robert A. Bourne	64	Chief Executive Officer
Andrew A. Hyltin	52	President
Steven D. Shackelford	48	Chief Financial Officer
Holly J. Greer	40	Senior Vice President, General Counsel and Secretary

(1)	As of January 1, 2012.

James M. Seneff, Jr. Chairman of the Board and Director. Mr. Seneff has served as the chairman of the Board and a director since the Company’s inception in March 2009 and a manager of the Company’s Advisor since its inception in December 2008. Mr. Seneff has served as chairman of the board and a director of Global Growth Trust, Inc., a public, non-traded REIT, and has served as chairman of the board and a manager of its advisor, CNL Global Growth Advisors, LLC, since their inception in December 2008. He is the sole member of CNL Holdings, LLC (“CNL Holdings”) and has served as the chairman, chief executive officer and/or president of several of CNL Holdings’ subsidiaries, including chief executive officer and president (November 2008 to present) of CNL Financial Group, LLC, the Company’s sponsor; and as executive chairman (January 2011 to present), chairman (1988 to January 2011), chief executive officer (1995 to January 2011) and president (1980 to 1995) of CNL Financial Group, Inc., a diversified real estate company (“CNL”). Mr. Seneff serves or has served on the board of directors of the following CNL Holdings’ affiliates: CNL Healthcare Trust, Inc., a public, non-traded company that intends to operate as a REIT, and its advisor, CNL Healthcare Corp. (June 2010 to present); CNL Lifestyle Properties, Inc., a public, non-traded REIT (2003 to present), the managing member of its former advisor, CNL Lifestyle Company, LLC (2003 to December 2010) and its current advisor, CNL Lifestyle Advisor Corporation (December 2010 to present); CNL Hotels & Resorts, Inc., a public, non-traded REIT (1996 to April 2007), and its advisor, CNL Hospitality Corp. (1997 to June 2006 (became self-advised)); CNL Retirement Properties, Inc., a public, non-traded REIT, and its advisor, CNL Retirement Corp. (1997 to October 2006); CNL Restaurant Properties, Inc., a public, non-traded REIT, and its advisor (1994 to 2005 (became self-advised)); National Retail Properties, Inc., a publicly traded REIT (1994 to 2005); Trustreet Properties, Inc. (“Trustreet”), a publicly traded REIT (2005 to February 2007); CNL Securities Corp., the managing dealer of this offering (the “Managing Dealer”) (1979 to present); and CNL Capital Markets Corp. (1990 to present). Mr. Seneff is also the chairman and a principal stockholder of CNLBancshares, Inc. (1999 to present), which owns CNLBank. Mr. Seneff received his degree in business administration from Florida State University.

As a result of these professional and other experiences, Mr. Seneff possesses particular knowledge of real estate acquisitions, ownership and dispositions in a variety of public and private real estate investment vehicles that strengthens the Board’s collective knowledge, capabilities and experience.

Matthew S. Banks. Director. Mr. Banks has served as a director since the Company’s inception in March 2009 and served as chairman of the board and a manager of the board of the Advisor since its inception in December 2008 until June 30, 2011. Mr. Banks has also served as a director of Global Growth Trust, Inc., a public, non-traded REIT, since its inception in December 2008. He also served as a manager of its advisor, CNL Global Growth Advisors, LLC, from its inception in December 2008 until June 30, 2011. He is currently an executive director of Macquarie Group Limited and is head of the Real Estate Banking Division of Macquarie Bank Limited, which manages real estate projects and investments located in Australia, Asia, South Africa, North America and Europe. Mr. Banks joined Macquarie in November 2001 as an executive director within the Macquarie Real Estate Group (now part of Macquarie Infrastructure and Real Assets, a division of Macquarie Funds Group) and has led various business divisions during a period of global expansion for Macquarie. From April 2007 to December 2008, Mr. Banks was co-head of Macquarie Real Estate Group’s Real Estate Capital division. Mr. Banks is also a director of one of Macquarie Bank Limited’s associates, MGPA Limited, which has a global real estate investment platform. Mr. Banks commenced his property career in 1984 and was previously with Lend Lease Corporation, holding chief executive officer roles for the property businesses in Australia and the United States. He holds a Bachelor of Architecture (Hons) from the University of Melbourne.

As a result of these professional and other experiences, Mr. Banks possesses particular knowledge of real estate investment, management and dispositions, and real estate lending practices that strengthens the Board’s collective knowledge, capabilities and experience.

Douglas N. Benham. Independent Director. Mr. Benham has served as an Independent Director since November 2009. Since April 2006, Mr. Benham has been the president and chief executive officer of DNB Advisors, LLC, a restaurant industry consulting firm. From January 2004 until April 2006, Mr. Benham served as president and chief executive officer of Arby’s Restaurant Group, a quick service restaurant company and subsidiary of Triarc Company (NYSE: TRY). From August 2003 until January 2004, Mr. Benham was president and chief executive officer of DNB Advisors, LLC. From January 1989 until August 2003, Mr. Benham served as chief financial officer, and from 1997 until 2003 also served as a member of the board of directors of RTM Restaurant Group, Inc., an Arby’s franchisee, that was later acquired by Triarc Company in July 2005. Prior to January 1989, Mr. Benham held various positions including at Deloitte & Touche, Bell Atlantic Corp., and Cox Enterprises. Since March 2008, Mr. Benham has served as a director of the restaurant operator O’Charley’s Inc. (NASDAQ:CHUX). In August 2009, Mr. Benham joined the board of directors of drive-thru restaurant chain operator Sonic Corp. (NASDAQ:SONC). Mr. Benham earned a B.A. in accounting from the University of West Florida in 1978.

As a result of these professional and other experiences, Mr. Benham possesses particular knowledge of financial accounting, and business and restaurant management that strengthens the Board’s collective knowledge, capabilities and experience.

James P. Dietz. Independent Director. Mr. Dietz has served as an Independent Director since November 2009. Mr. Dietz has served as chief financial officer since July 2011, and served as vice president of finance and accounting from May 2010 to July 2011 for Parabel, Inc. (formerly known as PetroAlgae Inc.) (OTCQB:PALG), which provides technology and solutions that utilize biomass derived from micro-crops to address the global demand for new economical sources of feed, food and fuel. From May 2009 through April 2010, Mr. Dietz served as chief financial officer of U.S. Capital Holdings, LLC, an international private equity investor and developer, whose parent company is Tangshan Ganglu Iron & Steel Co., Ltd., a Chinese industrial company. From May 2008 until May 2009, Mr. Dietz served as vice president – finance and business development for PACT, LLC, a real estate development company, and from January 2008 until April 2008, Mr. Dietz was chief financial officer of American Leisure Group, a real estate investor and timeshare developer. From 1995 until December 2007, Mr. Dietz was with residential community developer WCI Communities, Inc. (NYSE: WCI), and various predecessor firms, as its chief financial officer. In August 2007, shareholders at WCI approved a new composition for WCI’s board of directors which had been submitted to them for vote at their annual meeting pursuant to an agreement between WCI and affiliates of Carl Icahn that resulted from a proxy contest. Mr. Dietz resigned as WCI’s chief financial officer in December 2007. WCI filed a voluntary petition under Chapter 11 of the federal bankruptcy laws on August 4, 2008, from which it emerged on August 31, 2009. From 1993 to 1995, Mr Dietz managed asset-backed financing originations for GTE Leasing Corporation (a subsidiary of GTE, a predecessor to Verizon Communications). He began his professional career in December 1986 joining Arthur Andersen & Co where he advanced to manager, providing audit and financial consulting services to clients in the construction, real estate, healthcare and legal industries. Mr. Dietz earned a B.A. in accounting and economics from the University of South Florida in 1986. Mr. Dietz is a certified public accountant.

As a result of these professional and other experiences, Mr. Dietz possesses particular knowledge of accounting, real estate investment and finance that strengthens the Board’s collective knowledge, capabilities and experience.

Stephen J. LaMontagne. Independent Director. Mr. LaMontagne has served as an Independent Director since November 2009. Mr. LaMontagne is partner-in-charge of the real estate practice of Moore Colson, an Atlanta-based accounting and consulting firm, having joined the firm in December 2007. Prior to joining Moore Colson, Mr. LaMontagne held various positions with KPMG LLP beginning in May 1983 until December 2007, including serving over ten years as an assurance partner and southeast real estate practice leader, as well as serving on several of the firm’s national committees. While at KPMG and currently at Moore Colson, his focus includes real estate finance, financial accounting and reporting, mergers and acquisitions and audit matters. Mr. LaMontagne received a B.S. degree in accounting and a minor in finance from Florida State University in 1983. Mr. LaMontagne is a certified public accountant.

As a result of these professional and other experiences, Mr. LaMontagne possesses particular knowledge of accounting and tax practices that strengthens the Board’s collective knowledge, capabilities and experience.

Robert A. Bourne. Chief Executive Officer. Mr. Bourne has served as the Company’s chief executive officer since the Company’s inception in March 2009 and as chief executive officer and a manager of the Company’s Advisor since its inception in December 2008. Mr. Bourne also has served as chief executive officer of Global Growth Trust, Inc., a public, non-traded REIT, and has served as chief executive officer and a manager of its advisor, CNL Global Growth Advisors, LLC, since their inception in December 2008. He has served as an executive officer of CNL Financial Group, LLC, the Company’s sponsor, since November 2008, and as an executive officer of CNL since 1984. Mr. Bourne also serves or has served as a director and/or an executive officer for the following CNL Holdings’ affiliates: CNL Healthcare Trust, Inc., a public, non-traded company that intends to operate as a REIT, and its advisor, CNL Healthcare Corp. (June 2010 to present); CNL Lifestyle Properties, Inc., a public, non-traded REIT (2003 to present), the managing member of its former advisor, CNL Lifestyle Company, LLC (2003 to December 2010), and its current advisor CNL Lifestyle Advisor Corporation (December 2010 to present); CNL Hotels & Resorts, Inc. (1996 to April 2007) and its advisor, CNL Hospitality Corp. (1997 to June 2006); CNL Retirement Properties, Inc. and its advisor, CNL Retirement Corp. (1997 to October 2006); CNL Restaurant Properties, Inc. (1994 to 2005); National Retail Properties, Inc. (1996 to 2005); CNL Securities Corp. (1979 to present); and CNL Capital Markets Corp. (2000 to present). Mr. Bourne has also served as a director of Trustreet Properties, Inc. (2005 to February 2007); CNL Securities Corp. (1981 to present); CNLBancshares, Inc. (1999 to present). Mr. Bourne has served as a director of CNL Fund Advisors Company since its inception in 1992. CNL Fund Advisors Company is an affiliate of CNL and is the registered investment advisor to Corporate Capital Trust, Inc., a public non-traded business development company. Mr. Bourne was a certified public accountant employed by Coopers & Lybrand, Certified Public Accountants, from 1971 through 1978, and attained the position of tax manager in 1975. Mr. Bourne graduated with honors from Florida State University with a degree in accounting.

Andrew A. Hyltin. President. Mr. Hyltin has served as the Company’s president, and as president and a manager of the Company’s Advisor, since November 1, 2010. Mr. Hyltin also has served as president of Global Growth Trust, Inc., a public, non-traded REIT, and has served as a manager and president of its advisor, CNL Global Growth Advisors, LLC, since November 1, 2010. In addition, he serves as the chief executive officer and president of Corporate Capital Trust, Inc., a public, non-traded business development company (June 2010 to present). Mr. Hyltin has held various officer positions with CNL Fund Advisors Company, an affiliate of CNL, becoming that company’s president in March 2009 and its chief executive officer in June 2010. Since 2005, Mr. Hyltin has also served as president and chief investment officer of CNL Private Equity Corp, the parent entity of CNL Fund Advisors Company, responsible for the overall management of its portfolio and private offerings and alternative investments; and, he served as vice president of investments for that company from 2003 to 2005. From April 2009 to May 2010, Mr. Hyltin served as president to The CNL Funds, an open-end mutual fund. Mr. Hyltin has a B.A. in finance from Texas Christian University.

Steven D. Shackelford. Chief Financial Officer. Mr. Shackelford has served as the Company’s chief financial officer since inception in March 2009, and served as its secretary from March 2009 until August 2011. He also has served as chief financial officer of the Company’s Advisor since inception in December 2008, treasurer since July 2011 and executive vice president since August 2011, and served as its secretary from December 2008 until August 2011. In addition, Mr. Shackelford has served as chief financial officer since inception in December 2008 and served as secretary from March 2009 until August 2011 of Global Growth Trust, Inc., a public, non-traded REIT. He also has served as chief financial officer since inception in December 2008, treasurer since July 2011 and executive vice president since August 2011 of CNL Global Growth Advisors, LLC, and served as its secretary from December 2008 until August 2011. Mr. Shackelford joined CNL Real Estate Advisors Company, an affiliate of CNL, in February 2007, as chief financial officer and chief operating officer. Previously, from February 2005 to February 2007, Mr. Shackelford served as chief financial officer, executive vice president, chief operating officer and secretary of Trustreet Properties, Inc., a publicly traded REIT. Before joining Trustreet Properties, Inc., Mr. Shackelford served as executive vice president and chief operating officer of CNL Restaurant Properties, Inc., which he joined in September 1996. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse where he was responsible for advising foreign clients seeking to raise capital by gaining access to capital markets located in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was a member of the audit staff and a senior accountant from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received his undergraduate degree in accounting and an M.B.A. from Florida State University. He is a certified public accountant.

Holly J. Greer. Senior Vice President, General Counsel and Secretary. Ms. Greer has served as a senior vice president, the Company’s general counsel and secretary since August 2011. Ms. Greer has also served as a senior vice president and secretary of the Company’s Advisor since August 2011. Ms. Greer also has served as a senior vice president, general counsel and secretary of Global Growth Trust, Inc., a public non-traded, REIT, and as senior vice president and secretary of its advisor since August 2011. Ms. Greer served as vice president and associate general counsel of CNL Healthcare Trust, Inc., a public, non-traded company that intends to operate as a REIT, from inception in June 2010 until March 2011, and has served as general counsel, senior vice president and secretary since March 2011. Ms. Greer has also served as senior vice president, legal affairs of CNL Healthcare Trust, Inc.’s advisor since March 2011. Ms. Greer joined CNL Lifestyle Properties, Inc., a public, non-traded REIT, in August 2006, where she initially served as acquisition counsel for its former advisor, CNL Lifestyle Company, LLC, until April 2007. From April 2007 until October 2009, Ms. Greer served as counsel to CNL Lifestyle Properties, Inc. and its former advisor, overseeing real estate and general corporate legal matters. Ms. Greer served as associate general counsel and vice president of CNL Lifestyle Properties, Inc. and its former advisor from November 2009 until March 2011. Effective March 2011, Ms. Greer has served as general counsel, senior vice president and secretary of CNL Lifestyle Properties, Inc. and effective April 2011, as senior vice president, legal affairs of CNL Lifestyle Advisor Corporation, its current advisor. Prior to joining CNL Lifestyle Properties, Inc., Ms. Greer spent seven years in private legal practice, primarily at the law firm of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., in Orlando, Florida. Ms. Greer is licensed to practice law in Florida and is a member of the Florida Bar Association and the Association of Corporate Counsel. She received a B.S. in communications and political science from Florida State University and her J.D. from the University of Florida.

Board Leadership Structure: Board Independence

The Board is comprised of five directors, with Mr. Seneff serving as the Chairman of the Board. Mr. Seneff, has unique knowledge, experience and relationships with the Board and management and within a broad spectrum of the real estate market. Mr. Bourne, the Chief Executive Officer, has extensive expertise and relationships in the asset classes that the Company acquires and owns and the Board believes that these attributes are complimentary to the strengths of Mr. Seneff.

For the year ended December 31, 2011, each of Messrs. Benham, Dietz and LaMontagne served as Independent Directors. Although the Company’s shares are not listed on the New York Stock Exchange, the Company applied the exchange’s standards of independence to its own outside directors and for the year ended December 31, 2011, each of Messrs. Benham, Dietz and LaMontagne met the definition of “independent” under Section  303A.02 of the New York Stock Exchange listing standards.

Compensation of Independent Directors

During the year ended December 31, 2011, each Independent Director received a $15,000 annual fee for services as well as $2,000 per Board meeting attended whether they participated by telephone or in person. Each Independent Director serving on the Audit Committee received $2,000 per Audit Committee meeting attended whether they participated by telephone or in person. The Audit Committee Chair received an annual retainer of $10,000 in addition to Audit Committee meeting fees and fees for meeting with the independent accountants as a representative of the Audit Committee. No additional compensation is paid for attending the Annual Meeting.

The following table sets forth the compensation earned or paid to the Company’s directors during the year ended December 31, 2011 for their service on the Board and audit committee (where applicable):

Name	Fees Earned or Paid in Cash	Total
James M. Seneff, Jr.	None	None
Matthew S. Banks	None	None
Douglas N. Benham	$31,000	$31,000
James P. Dietz	$31,000	$31,000
Stephen J. LaMontagne	$41,000	$41,000

Board Meetings During Fiscal Year 2011

The Board met four times during 2011. Mr. Seneff attended two and the other Board members attended all four meetings. During 2011, the Audit Committee held four meetings and each member of the Audit Committee attended all four meetings. Although the Company does not have a policy on director attendance at the annual meeting of stockholders, directors are encouraged to do so.

Committees of the Board of Directors

The Company has a standing Audit Committee, the members of which are selected by the Board each year. During 2011, the Audit Committee was comprised of Douglas N. Benham, James P. Dietz and Stephen J. LaMontagne, each of whom has been determined to be “independent” under the listing standards of the New York Stock Exchange referenced above. The Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is posted on the Company’s website at http://incometrust.com/investor-documents.aspx. The Audit Committee assists the Board by providing oversight responsibilities relating to:

•	The integrity of financial reporting;

•	The independence, qualifications and performance of the Company’s independent auditors;

•	The systems of internal controls;

•	The performance of the Company’s internal audit function;

•	Compliance with management’s audit, accounting and financial reporting policies and procedures; and

•	Company risk management.

In addition, the Audit Committee engages and is responsible for the compensation and oversight of the Company’s independent auditors and internal auditors. In performing these functions, the Audit Committee meets periodically with the independent auditors, management and internal auditors (including private sessions) to review the results of their work. During the year ended December 31, 2011, the Audit Committee met four times with the Company’s independent auditors, internal auditors and management to discuss the annual and quarterly financial reports prior to filing them with the Commission. The Audit Committee has determined that Mr. LaMontagne, the Chairman of the Audit Committee and an Independent Director, is an “audit committee financial expert” under the rules and regulations of the Commission for purposes of Section 407 of the Sarbanes-Oxley Act of 2002.

Currently, the Company does not have a nominating committee, and therefore, does not have a nominating committee charter. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only five members, including three “independent directors” (as defined under the New York Stock Exchange listing standards), and each director is responsible for identifying and recommending qualified Board candidates. The Board does not have a formal policy regarding diversity. The Board considers many factors with regard to each candidate, including judgment, integrity, diversity, prior professional experience, background, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be desirable as a member of the Audit Committee, and the candidate’s willingness to devote substantial time and effort to Board responsibilities.

Company stockholders may recommend individuals to the Board for consideration as potential director candidates by timely submitting their names and appropriate background and biographical information to the Company’s Secretary at the Company’s office. Assuming that the appropriate information has been timely provided, the Board will consider these candidates substantially in the same manner as it considers other Board candidates it identifies.

Currently, the Company does not have a compensation committee because it does not have any employees and does not separately compensate its executive officers for their services as officers. At such time, if any, as the Company’s shares of common stock are listed on a national securities exchange such as the New York Stock Exchange or the NASDAQ Stock Market, the Company will form a compensation committee, the members of which will be selected by the full Board each year.

Audit Committee Report

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that the Company incorporates it by specific reference.

Review and Discussions with Management. The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2011 with the management of the Company. The Audit Committee also discussed with the Company’s senior management the process for certifications by the Company’s Chief Executive Officer and Chief Financial Officer required by the Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Commission.

Review and Discussions with Independent Auditors. The Audit Committee has discussed with PricewaterhouseCoopers, the Company’s independent registered certified public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication with those Charged with Governance,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. In addition, the Audit Committee has reviewed the selection, application and disclosure of the Company’s critical accounting policies. The Audit Committee has also received written disclosures and letters from PricewaterhouseCoopers required by Rule 3524 and Rule 3526 of the Public Company Accounting Oversight Board, “Communication with Audit Committees Concerning Independence,” and has discussed with PricewaterhouseCoopers their independence from the Company.

Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report of the Company on Form 10-K for the year ended December 31, 2011, for filing with the Commission.

The Audit Committee:

Douglas N. Benham

James P. Dietz

Stephen J. LaMontagne

Corporate Governance

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the Commission’s rules and regulations. In particular:

•	The majority of the Board is independent of the Company and management, and all of the members of the Audit Committee are independent.

•	The Board has adopted a charter for the Audit Committee. One member of the Audit Committee is an “audit committee financial expert” under Commission rules.

•	The Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

•

The Company has adopted a Code of Business Conduct that applies to all directors and officers of the Company as well as all directors, officers and employees of the Company’s Advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities.

•

The Company has adopted a Whistleblower Policy that applies to the Company and all employees of the Company’s Advisor, and establishes procedures for the anonymous submission of employee complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

The Company’s Code of Business Conduct and Whistleblower Policy are available on the Company’s website at http://incometrust.com/investor-documents.aspx.

Stockholder Communications

Stockholders who wish to communicate with a member or members of the Board may do so by addressing their correspondence to the Board member or members, c/o Holly J. Greer, Secretary, Global Income Trust, Inc., 450 South Orange Avenue, Orlando, Florida, 32801. The Secretary will review and forward correspondence to the appropriate person or persons for response.

EXECUTIVE COMPENSATION

Board of Directors Report on Compensation

The following report of the Board does not constitute “soliciting material” and should not be deemed “filed” with the Commission or incorporated by reference into any other filing the Company makes under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this report by reference therein.

The Board reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this Proxy Statement (“CD&A”). Based on the Board’s review of the CD&A and the Board’s discussions of the CD&A with management, the Board approved including the CD&A in this proxy statement, and the Company’s Annual Report on Form 10-K, for filing with the Commission.

The Board of Directors:

James M. Seneff, Jr.

Matthew S. Banks

Douglas N. Benham

James P. Dietz

Stephen J. LaMontagne

Compensation Discussion and Analysis

The Company has no employees and all of its executive officers are officers of the Advisor and/or one or more of the Advisor’s affiliates and are compensated by those entities, in part, for their service rendered to the Company. The Company does not separately compensate its executive officers for their service as officers. The Company did not pay any annual salary or bonus or long-term compensation to its executive officers for services rendered in all capacities to the Company during the year ended December 31, 2011. See “Certain Relationships and Related Transactions” for a description of the fees paid and expenses reimbursed to the Advisor and its affiliates.

If the Company determines to compensate named executive officers in the future, the Board will review all forms of compensation and approve all stock option grants, warrants, stock appreciation rights and other current or deferred compensation payable with respect to the current or future value of the Company’s shares.

SECURITY OWNERSHIP

The following table sets forth as of March 29, 2012, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of its common stock, by each director and nominee, by each executive officer and by all executive officers and directors as a group, based upon information furnished by such stockholders, directors and officers. Fractional shares are rounded to the nearest whole number. Except as noted below, the address of the named officers and directors is CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares
James M. Seneff, Jr.	22,222	(1)	(2)
Matthew S. Banks(3)	—		—
Douglas J. Benham	—		—
James P. Dietz	—		—
Stephen J. LaMontagne	—		—
Robert A. Bourne	—		—
Andrew A. Hyltin	—		—
Steven D. Shackelford	—		—
Holly J. Greer	—		—
Bennett Investments, LP(4)	203,866		5.1%
All directors and executive officers as a group (9 persons)	22,222		(2)

(1)	This number represents shares attributed to Mr. Seneff as a result of his control of the Advisor and CNL Financial Group, LLC. The Advisor is a wholly owned subsidiary of an affiliate of CNL Financial Group, LLC. Mr. Seneff beneficially owns the Advisor through his ownership of CNL Financial Group, LLC.
(2)	This number represents less than one percent of all shares beneficially owned.
(3)	The address for Matthew S. Banks is No. 1 Martin Place, Sydney NSW 2000, Australia.
(4)	The address for this stockholder is P.O. Box 378, Azle, Texas 76098.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the Company’s equity securities that are registered under the Exchange Act, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission (such persons hereinafter referred to as “Reporting Persons”). Reporting Persons are required by the Commission’s regulations to furnish the Company with copies of all Forms 3, 4 and 5 that they file. The Company intends to file a Form 8-A with the Commission before April 29, 2012, which filing will serve to register its common stock under the Exchange Act pursuant to Section 12(g) thereof. The Reporting Persons relating to the Company will not become subject to their reporting obligations under the Exchange Act until such filing is made.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company is externally advised and has no direct employees. All of the Company’s executive officers are executive officers of or are on the board of managers of the Advisor. In addition, certain directors and officers hold similar positions with CNL Securities Corp., the managing dealer of the Company’s public offering of its common stock and a wholly owned subsidiary of CNL (the “Managing Dealer”). In connection with services provided to the Company, affiliates are entitled to the following fees:

Managing Dealer—The Managing Dealer receives selling commissions and marketing support fees of up to 7% and 3%, respectively, of gross offering proceeds for shares sold, excluding shares sold pursuant to the Company’s distribution reinvestment plan, all or a portion of which may be paid to participating broker dealers by the Managing Dealer.

Advisor—The Advisor and certain affiliates are entitled to receive fees and compensation in connection with the acquisition, management and sale of the Company’s assets, as well as the refinancing of debt obligations of the Company or its subsidiaries. In addition, the Advisor and its affiliates are entitled to reimbursement of actual costs incurred on behalf of the Company in connection with the Company’s organizational, offering, acquisition and operating activities. Pursuant to the advisory agreement, the Advisor receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the advisory agreement) of the Company’s properties as of the end of the preceding month.

The Advisor will also receive a financing coordination fee for services rendered with respect to refinancing of any debt obligations of the Company or its subsidiaries equal to 1.0% of the gross amount of the refinancing.

The Company will pay the Advisor a disposition fee in an amount equal to (i) in the case of the sale of real property, the lesser of (A) one-half of a competitive real estate commission, or (B) 1% of the sales price of such property, (ii) in the case of the sale of any asset other than real property or securities, 1% of the sales price of such asset, and (iii) in the case of the sale of loans, 1% of the contract price of any loan. The Company will not pay the Advisor a disposition fee in connection with the sale of investments that are securities; however, a disposition fee in the form of a usual and customary brokerage fee may be paid to an affiliate or related party of the Advisor if such entity is properly licensed.

Under the advisory agreement and the Company’s articles of incorporation, the Advisor will be entitled to receive certain subordinated incentive fees upon (a) sales of assets and/or (b) a listing (which would also include the receipt by the Company’s stockholders of securities that are approved for trading on a national securities exchange in exchange for shares of the Company’s common stock as a result of a merger, share acquisition or similar transaction). However, if a listing occurs, the Advisor will not be entitled to receive an incentive fee on subsequent sales of assets. The incentive fees are calculated pursuant to formulas set forth in both the advisory agreement and the Company’s articles of incorporation. All incentive fees payable to the Advisor are subordinated to the return to investors of their invested capital plus a 6% cumulative, non-compounded annual return on their invested capital. Upon termination or non-renewal of the advisory agreement by the Advisor for good reason (as defined in the advisory agreement) or by the Company other than for cause (as defined in the advisory agreement), a listing or sale of assets after such termination or non-renewal will entitle the Advisor to receive a pro-rated portion of the applicable subordinated incentive fee.

In addition, the Advisor or its affiliates may be entitled to receive fees that are usual and customary for comparable services in connection with the financing, development, construction or renovation of a property, subject to approval of the Company’s Board, including a majority of its Independent Directors.

Property Manager—Pursuant to a master property management agreement, CNL Global Income Advisors, LLC (the “Property Manager”) receives property management fees of up to 4.5% of gross revenues for management of the Company’s properties. For the three properties owned as of December 31, 2011, the Company has agreed to pay the Property Manager property management fees ranging from 1.5% to 3% of gross revenues received of the applicable property.

In March 2012, the Company’s Board approved an amended and restated advisory agreement and amended and restated property management and leasing agreement with the Company’s Advisor and Property Manager, respectively. The revised agreements permit the Company’s subsidiaries to enter into contracts for certain real estate services directly with the Advisor’s sub-advisors and Property Manager’s sub-property managers providing services to the Company. In addition, the amended and restated property management agreement provides that the Property Manager will receive an oversight fee of 0.20% and property management fees of up to 4.3% of gross revenues from management of the Company’s properties.

The revisions made to the advisory agreement and the property management agreement did not result in a change in the economic or legal rights and obligations of the Company, the Advisor or the Property Manager under the original agreements, nor was there a change in scope or quality of services to be provided to the Company.

CNL Capital Markets Corp.—CNL Capital Markets Corp., an affiliate of CNL, receives an initial set-up fee and an annual maintenance fee of $4.57 and $19.20, respectively, per investor for providing certain administrative services to the Company pursuant to a services agreement. In March 2012, this agreement was amended to change the fee structure to a sliding flat annual rate (payable monthly) based on the average number of investor accounts that will be open over the course of the term of the agreement. The new fee structure will be effective January 1, 2013.

For the years ended December 31, 2011 and 2010, the Company incurred the following fees due to the Managing Dealer in connection with its offering:

	Year Ended December 31,
	2011	2010
Selling commissions	$1,401,721	$522,587
Marketing support fees	600,738	240,534

	$2,002,459	$763,121

For the years ended December 31, 2011 and 2010, the Company incurred the following fees and reimbursable expenses due to the Advisor and its affiliates:

	Year ended December 31,
	2011	2010
Reimbursable expenses:
Offering costs	$1,022,278	$405,282
Operating and acquisition expenses	895,231	961,638

	1,917,509	1,366,920
Investment services fees	1,004,550	—
Asset management fees	168,180	—
Property management fees	67,494	—

	$3,157,733	$1,366,920

Amounts due to related parties for fees and reimbursable costs and expenses described above were as follows as of December 31:

	2011	2010
Due to Managing Dealer:
Selling commissions	$31,558	$46,764
Marketing support fees	13,525	20,042

	45,083	66,806

Due to Property Manager:
Property management fees	17,709	—

	17,709	—

Due to the Advisor and its affiliates:
Reimbursable offering costs	22,541	33,403
Reimbursable operating expenses	585,085	899,982

	607,626	933,385

	$670,418	$1,000,191

During 2011 and 2010, we received subscriptions of $20,367,024 and $8,127,583, respectively, and incurred stock issuance costs of $3,024,737 and $1,168,403, respectively. Stock issuance costs consist of selling commissions, marketing support fees, due diligence expense reimbursements, and other offering costs. The ratio of stock issuance costs to subscriptions received was 1:7 for both 2011 and 2010.

During 2011, our Total Operating Expenses incurred represented approximately 6.8% of Average Invested Assets, as each term is defined in our articles of incorporation. During 2011 and 2010, our Total Operating Expenses incurred represented approximately 152.0% and 100.0% of Net Loss, respectively, as each term is defined in our articles of incorporation.

The Company incurs operating expenses which, in general, are expenses relating to administration of the Company on an ongoing basis. Pursuant to the advisory agreement, the Advisor shall reimburse the Company the amount by which the Total Operating Expenses paid or incurred by the Company exceed, in any four consecutive fiscal quarters (an “Expense Year”) commencing with the year ending March 31, 2012, the greater of 2% of average invested assets or 25% of net income (as defined in the advisory agreement) (the “Limitation”), unless a majority of the Company’s independent directors determines that such excess expenses are justified based on unusual and non-recurring factors. On March 6, 2012, the Company’s Independent Directors determined that estimated operating expenses for the Expense Year ending March 31, 2012, including an estimated $1.1 million in excess of the Limitation, were justified based on a number of factors. These factors include how quickly new equity capital was raised and invested, and the relationship of these investments to the Company’s operating expenses many of which are the necessary result of being a public company.

On March 6, 2012, the Company’s board of directors approved an Expense Support and Conditional Reimbursement Agreement with its Advisor (the “Expense Support Agreement”) whereby, effective April 1, 2012, reimbursement of personnel expenses and asset management fees to the Advisor and its affiliates are deferred and subordinated until such time, if any, that (i) cumulative modified funds from operations (as defined in the agreement) for the period April 1, 2012 through the applicable determination date exceeds (ii) distributions declared to stockholders for the same period. Such reimbursements and payments are further subordinated to the Company’s total operating expenses being within the 2%/25% guideline limitations as such terms are defined in the advisory agreement. For purposes of the above subordinations, all or a portion of the deferred amounts may be paid only to the extent it does not cause the applicable performance measurement to not be met inclusive of the conditional reimbursement amount. The Expense Support Agreement is terminable by the Advisor, but not before March 31, 2013, and any deferrals are eligible for conditional reimbursement for a period of up to three years from the applicable determination date. Any amounts deferred that have not met the conditions of the subordination within the time period established in the Expense Support Agreement will be permanently waived by the Advisor and the Company will have no obligation to pay such amounts.

Organizational and offering costs become a liability to the Company only to the extent selling commissions, the marketing support fees and other organizational and offering costs do not exceed 15% of the gross proceeds of the offering. The Advisor has incurred an additional $6.0 million of costs on behalf of the Company in connection with the offering (exceeding the 15% limitation on expenses) as of December 31, 2011. These costs will be recognized by the Company in future periods as the Company receives future offering proceeds to the extent such costs are within such 15% limitation.

Policies Regarding Transactions with Certain Affiliates

Item 404 of the Commission’s Regulation S-K requires the Company’s disclosure of any transaction between the Company and any related persons the amount of which exceeds $120,000 in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than five percent of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has ten percent or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the Company’s articles of incorporation contain, and/or the Board has adopted, restrictions relating to (i) transactions between the Company and its Advisor or its affiliates, (ii) certain future offerings, and (iii) allocation of properties and loans among certain affiliated entities. These restrictions include the following:

Provision of goods and services—No goods or services will be provided by the Advisor or its affiliates to the Company except for transactions in which the Advisor or its affiliates provide those goods or services in accordance with Article 4 of the Articles, or, if a majority of the Company’s directors (including a majority of the Independent Directors not otherwise interested in such transactions) approve such transactions as fair and reasonable and on terms and conditions to the Company than those available from unaffiliated third parties.

Purchase or lease of properties—The Company will not purchase or lease properties in which the Advisor or its affiliates have an interest without the determination by a majority of the directors (including a majority of the Independent Directors not otherwise interested in such transaction) that such transaction is fair, competitive and commercially reasonable to the Company and at a price no greater than the cost of the asset to the Advisor or its affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event shall the Company acquire any such asset at an amount in excess of its appraised value. Further, the Company will not sell or lease properties to the Advisor or its affiliates unless a majority of the directors (including a majority of the Independent Directors not otherwise interested in such transaction) determine the transaction is fair and reasonable to the Company.

Loans to affiliates—The Company will not make loans to its sponsor, the Advisor, directors, or any affiliates thereof, except (i) loans subject to the restrictions governing loans in the Articles or (ii) to its subsidiaries or to ventures or partnerships in which the Company holds an interest. Any loans to the Company by the Advisor or its affiliates must be approved by a majority of the directors (including a majority of the Independent Directors not otherwise interested in such transaction) as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

Voting of shares—With respect to shares owned by the Advisor, the Company’s directors, or any affiliate thereof, neither the Advisor, nor the Company’s directors, nor any of their affiliates may vote or consent on matters submitted to the Company’s stockholders regarding the removal of the Advisor, directors, or any affiliate thereof or any transaction between the Company and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Advisor, directors, and any affiliate thereof may not vote or consent, any shares owned by any of them shall not be included.

Suitable investment opportunities – Certain of the Company’s directors and executive officers also serve as directors and executive officers of Global Growth Trust, Inc., a REIT also sponsored by CNL Financial Group, LLC. Although the Company has different investment objectives than Global Growth Trust, Inc., an investment opportunity may be suitable for both the Company and Global Growth Trust, Inc. The Company’s Board and the Advisor have agreed that, in the event an investment opportunity is presented to both the Company’s Advisor’s Investment Committee and the investment committee of the advisor for Global Growth Trust, Inc. and it is determined that the opportunity may be suitable for both the Company and Global Growth Trust, Inc., and for which both entities have sufficient uninvested funds, the investment opportunity will be offered to the entities on an alternating basis as follows:

•	The first investment opportunity that meets this criteria will be first offered to Global Growth Trust, Inc.;

•

The second opportunity that meets this criteria will be first offered to the Company (whether or not Global Growth Trust, inc. passed on the first investment opportunity, and whether or not the Company accepted an investment in the first investment opportunity); and

•

Thereafter, each offer of any investment opportunities will alternate on the foregoing basis. It shall be the duty of the Board, including the Independent Directors, to ensure that these policies are applied fairly to the Company.

This policy will continue in effect until such time as CNL Financial Group, LLC no longer owns or controls the Company’s Advisor and the advisor of Global Income Trust, Inc.

Certain public or private entities affiliated with the Company’s sponsor, CNL Financial Group, LLC, and/or CNL are bound by conflict resolution procedures that may impact the investments that are available to the Company. In particular, certain of these public and private entities affiliated with the Company’s sponsor or CNL, some of which invest in assets similar to those in which the Company may invest, require that if an investment opportunity becomes available which is suitable for such sponsor- and/or CNL-affiliated entities, then the entity which has had the longest period of time elapse since it was offered an investment opportunity will first be offered the investment opportunity. For purposes of this conflict resolution procedure for these other entities, an investment opportunity will be considered “offered” when the opportunity is presented to the applicable board of directors for its consideration. In addition to various other factors, the determination as to whether or not an investment opportunity is suitable for more than one program will be determined based on the effect of the acquisition both on diversification of each program’s investments by types of properties and geographic area, and on diversification of the tenants of the properties, the anticipated cash flow of each program, the size of the investment, the amount of funds available to each program, and the length of time such funds have been available for investment. A subsequent development regarding the investment opportunity, such as a delay in the closing of a property or a delay in the construction of a property, may cause any such investment to be more appropriate for an entity other than the entity which committed to make the investment. Although neither the Company nor its Advisor is bound by these conflict resolution procedures, the Company and its Advisor may be restricted by such procedures.

PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers acted as the Company’s independent registered certified public accounting firm to audit the Company’s books and records for the fiscal year ended December 31, 2011. PricewaterhouseCoopers reports directly to the Company’s Audit Committee. The Audit Committee has appointed PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2012. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, by abstention, broker non-vote or by not submitting a proxy, have no impact on the vote.

The Company’s Board unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2012.

Although not required by law or the Company’s governance documents, the Company believes ratification of this appointment is good corporate practice because the audit of the Company’s books and records is a matter of importance to the Company’s stockholders. If the Company’s stockholders do not ratify the appointment, the Company’s Audit Committee will reconsider the appointment of PricewaterhouseCoopers, but still may elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in the Company’s best interest and the best interest of the Company’s stockholders.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from the Company’s stockholders.

Auditor Fees

PricewaterhouseCoopers serves as the Company’s principal accounting firm and audited the Company’s consolidated financial statements for the years ended December 31, 2011 and 2010.

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers for 2011 and 2010 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table.

	2011	2010
Audit fees	$245,724	$129,251
Audit-related fees	45,500	—
Tax fees	13,480	—
All other fees	—	—

Total fees	$304,704	$129,251

Audit Fees – Consists of professional services rendered in connection with the annual audit of the Company’s consolidated financial statements on Form 10-K and quarterly reviews of the Company’s interim financial statements on Form 10-Q. Audit fees also include fees for services performed by PricewaterhouseCoopers that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors. Such services include consents related to the Company’s registration statements and assistance with and review of other documents filed with the SEC and accounting advice on completed transactions.

Audit-Related Fees – Consists of services related to audits of properties acquired, due diligence services related to contemplated property acquisitions and accounting consultations. There were no professional services rendered by PricewaterhouseCoopers that would be classified as audit-related fees during the year ended December 31, 2010.

Tax Fees – Consists of services related to corporate tax compliance, including review of corporate tax returns, review of the tax treatments for certain expenses and tax due diligence relating to acquisitions. There were no professional services rendered by PricewaterhouseCoopers that would be classified as tax fees during the year ended December 31, 2010.

All Other Fees – There were no professional services rendered by PricewaterhouseCoopers that would be classified as other fees during the year ended December 31, 2011.

Pre-Approval of Audit and Non-Audit Services

Under the Company’s Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditors in order to assure that the provisions of such services do not impair the auditor’s independence. The policy, as described below and set forth in the Audit Committee Charter sets forth conditions and procedures for such pre-approval of services to be performed by the independent auditor and utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.

The annual audit services, as well as all audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor), requires the specific pre-approval of the Audit Committee. The Audit Committee may, however, grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide (such as comfort letters or consents). The Audit Committee has pre-approved all tax services and may grant general pre-approval for those permissible non-audit services that it has classified as “all other services” because it believes such services are routine and recurring services, and would not impair the independence of the auditor.

The fee amounts for all services to be provided by the independent auditor are established annually by the Audit Committee, and any proposed service fees exceeding approved levels will require specific pre-approval by the Audit Committee. Requests to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by the independent auditor, the chief financial officer and the chief executive officer, and must include a joint statement as to whether, in their view, the request is consistent with the Commission’s rules on auditor independence.

OTHER MATTERS

The Board does not know of any matters to be presented at the Annual Meeting other than those stated herein. If any other business should come before the Annual Meeting, the person(s) named in the enclosed proxy will vote thereon in their discretion.

PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of stockholders to be held in 2013 must be received at the Company’s office at 450 South Orange Avenue, Orlando, Florida 32801 no later than December 13, 2012.

Notwithstanding the aforementioned deadline, under the Company’s Bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting must do so by notice timely received by Holly J. Greer, Secretary of the Company. With respect to proposals for the 2013 annual meeting, the Secretary of the Company must receive notice of any such proposal no earlier than January 21, 2013 and no later than February 20, 2013.

By Order of the Board of Directors,

Holly J. Greer

Secretary

April 12, 2012

Orlando, Florida

ANNEX 1

2012 FORM OF PROXY

Global Income Trust, Inc. (Logo)

P.O. BOX 4920

ORLANDO, FL 32802-4920

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the touch-tone prompts to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the touch-tone prompts.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

Sign up today to receive next year’s annual report and proxy materials via the Internet rather than by mail. Additional mailings, such as distribution statements and tax forms, are also available electronically. To sign up to receive these mailings electronically, or to review or change your current delivery preferences, visit our website at www.incometrust.com/gopaperless.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLOBAL INCOME TRUST, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1.	Election of five Directors, each for a one-year term:

Nominees

01)	James M. Seneff, Jr.

02)	Matthew S. Banks

03)	Douglas N. Benham

04)	James P. Dietz

05)	Stephen J. LaMontagne

For All	Withhold All	For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual stockholders meeting, the proxy statement with respect thereof and our annual report to stockholders with respect to our 2011 fiscal year, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This Proxy may be revoked at any time before it is exercised.

For address changes and/or comments, please check this box and write them on the back where indicated. Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the 2011 Annual Report to Stockholders are available at:

www.proxyvote.com

PROXY

GLOBAL INCOME TRUST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of Global Income Trust, Inc. (the “Company”), which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders of the Company to be held on June 20, 2012, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, on all matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 11, 2012, a copy of which has been received by the undersigned.

This Proxy will be voted as directed. If the Proxy is returned signed, but no direction is given, it will be voted “FOR ALL” or “FOR” the matters stated.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

ANNEX 2

VOTING REMINDER FLYER

[GIT LOGO]

For your convenience, cast your

vote via telephone, mail or Internet.

But most importantly…

[VOTE] Please Vote!

Your vote will not be cast automatically for you. We encourage you to cast your vote promptly thus assisting to manage any additional costs associated with soliciting votes.

☑	Read the Enclosed Materials…

Enclosed is the following information for the Global Income Trust, Inc.

Annual Meeting of Stockholders:

•	2011 Annual Report

•	Proxy Statement that describes the proposals to be voted upon

•	Proxy card for each registration*

*	You may have more than one proxy card included in your packet because you have multiple registrations. Please be sure to vote all proxies in your packet.

☑	Complete the Proxy Card and Return by Mail…

On the proxy card, cast your vote on the proposals, sign and return it in the postage-paid envelope provided. Please note, all parties must sign.

…Or Vote by Telephone

Call 1-800-690-6903 using a touch-tone telephone and follow the simple, recorded instructions. Your control number is located on the proxy card.

…Or Vote by Internet

Visit www.proxyvote.com and follow the online instructions to cast your vote. Your control number is located on the proxy card.

If you voted by telephone or the Internet, please DO NOT mail back the proxy card.

☑	For Assistance…

If you have any questions or need assistance with completing your proxy card, please call our proxy solicitor, Broadridge Investor Communications Solutions, Inc., at 1-877-257-9946.

Thank you!

We appreciate your participation and support. Again, please be sure to vote.

Your vote is important!